STATEMENT OF ADDITIONAL INFORMATION

for

FAM VALUE FUND
FAMVX

FAM EQUITY-INCOME FUND
FAMEX

FAM SMALL CAP FUND
FAMFX

Investor Shares

Dated: May 1, 2017

as supplemented July 17, 2017

384 North Grand Street, P.O. Box 399, Cobleskill, NY 12043 Telephone Number (800) 932-3271

www.famfunds.com

FENIMORE ASSET MANAGEMENT TRUST

The FAM FUNDS currently offer three open-end mutual funds, FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund. Each of the funds is a separate investment series of Fenimore Asset Management Trust (the “Trust”), which is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

This Statement of Additional Information is not a Prospectus but rather should be read in conjunction with the Prospectus for the Investor Shares of the Funds dated the same date. A copy may be obtained without charge from the Funds by calling or writing the address and telephone number noted above. The financial statements for the Funds are incorporated by reference into this Statement of Additional Information in their entirety from the Funds’ most recent Annual Report to Shareholders.

FAM Funds - Statement of Additional Information

TABLE OF CONTENTS

Investment Objective and Policies	1
Additional Investment Techniques and Related Risks	2
Investment Restrictions	3
History and Background of Investment Advisor	4
Investment Advisory Services	5
Business Management Services	6
Shareholder Administrative Services	6
Shareholder Services Agent and Fund Accounting Agent	7
Expense Limitation Arrangements	7
Board of Trustees and Officers	9
Proxy Voting	15
Control Persons and Principal Security Holders	16
Principal Underwriter	17
Other Service Providers	17
Information About the Trust	17
Brokerage Allocations	17
Net Asset Value Calculation	18
Performance Information	18
Financial Statements	20
Certain Federal Income Tax Considerations	20
Tax Status of the Funds	20
Funds Investments	21
Distributions	21
Redemptions	22
Foreign Shareholders	22
Disclosure of Fund Portfolio Holdings	23

Investment Advisor

Fenimore Asset Management, Inc.

384 North Grand Street

Cobleskill, NY 12043

FAM Funds - Statement of Additional Information

INVESTMENT OBJECTIVE AND POLICIES

FAM Value Fund has an investment objective to maximize long-term return on capital. FAM Equity-Income Fund has an investment objective of providing current income as well as long-term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing equity securities that pay dividends. FAM Small Cap Fund’s investment objective is to maximize long-term return on capital.

Normally, the Funds’ investments will be concentrated in common stocks unless the stock market environment has risen to a point where the advisor to the Funds, Fenimore Asset Management, Inc., (“Fenimore” or “FAM”), can no longer find securities that have been determined by Fenimore to be undervalued. During such periods, investments will be made in fixed-income investments until such time as more attractive common stocks can be found for purchase. Generally, under normal market conditions, the Funds will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks.

The Funds may also invest in shares of other investment companies, including ETFs, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in other investment companies may involve duplication of certain fees and expenses. By investing in other investment companies, a Fund becomes the shareholder of that company. As a result, Fund shareholders indirectly bear their proportionate share of the other investment company’s fees and expenses which are paid by the Fund as a shareholder of the other investment company. These fees and expenses are in addition to the fees and expenses that Fund shareholders bear directly in connection with each Fund’s own operations. If the other investment company fails to achieve its investment objective, a Fund’s investment in the other investment company may adversely affect that Fund’s performance.

It is the opinion of FAM that the objectives of the Funds are achievable when common stocks can be purchased near to, or at, a discount from their true business worth. Specifically, FAM seeks to invest assets in companies that may have some or all of the following characteristics: (a) low price-to-earnings multiples relative to the market as a whole, based upon current and/or potential future earnings of the company; (b) high total returns on capital and with low debt structures; and (c) sell at a market price per share that is near or at a discount to the per share book value - an accounting measure of economic worth. Although the objective is to select stocks with these characteristics, FAM is aware that it is unrealistic to assume that each selection will have all or several of the above characteristics.

FAM believes that the success of a stock that has some of the above characteristics is dependent upon and invariably a reflection of the quality of management. Therefore, FAM spends time in an attempt to assess management’s ability prior to making a commitment with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visits to the company, conversations with security analysts who actively follow the company for investment brokerage firms. While FAM feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by FAM are purely subjective in nature. Therefore, there can be no assurance that FAM will be successful in achieving its investment objectives for the Funds.

It is FAM’s belief that the objectives of the Funds can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if FAM, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock’s current market quotation. Thus, the Funds serve little purpose for investors who wish to take advantage of short-term fluctuations in net asset values per share.

From time to time, FAM may also choose to invest some or all of the Funds’ assets in fixed-income investments of the types more fully described in the Funds’ Prospectus dated this same date. Such investments will be purchased and held during periods when FAM is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention.

FAM Funds - Statement of Additional Information

FAM recognizes that while the Funds remain small in size, FAM may have greater flexibility in achieving its objectives. However, as the Funds grow in size, it may become more difficult for FAM to find securities to invest in that meet the objectives of the Funds. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, FAM reserves unto itself the right to limit the asset size of the Funds by discontinuing sales of their shares at any time. The Board of Trustees of the Funds may suspend sales whenever, in its collective wisdom, it believes it necessary in order for the Funds to continue to adhere to their stated objectives, or that for other reasons it would be in the best interests of Fund shareholders to do so. While sales are suspended, existing shareholder accounts will be able to continue to reinvest their dividends and will be able to continue to redeem their shares.

It should be clear to investors in FAM Funds that FAM believes income is an important factor in achieving its objectives. Fenimore is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes. (See “Certain Federal Income Tax Considerations”). Tax deferred portfolios, like IRA and pension monies, are ideally suited for investment in shares of FAM Funds for these reasons.

ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS

Although each Fund will primarily invest in equity securities, subject to the investment policies and restrictions as described in the Prospectus and in this Statement of Additional Information, each Fund may invest to a limited extent in any of the following securities or pursue any of the following investment strategies which are not part of each Fund’s principal investment strategies.

DERIVATIVES

The Funds may use futures, options or other forms of derivatives. To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Funds’ view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”).

BORROWING

Each Fund may borrow from banks for temporary or emergency purposes. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. To the extent the Funds choose to borrow, the volatility of the Funds’ net asset value may increase. Additionally, money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

SHORT-SALE TRANSACTIONS

The Funds may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Generally, consistent with the 1940 Act, the Funds would be permitted only to engage in short-sale transactions “against the box,” in which case a Fund owns or has the right to obtain securities identical to those sold short. A Fund may incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

LOANS OF PORTFOLIO SECURITIES

The Funds are permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateral-

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FAM Funds - Statement of Additional Information

ized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for a Fund.

ADDITIONAL RISKS ASSOCIATED WITH CERTAIN ISSUERS

The Funds may make investments in the shares of issuers that have relatively short operating histories (typically, less than three years), which may involve certain risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

The Funds may also invest in the shares of issuers that do not have quoted markets. Such issuers generally do not have financial and similar information about them readily available to the same extent that issuers having quoted markets have available to investors. Such a lack of financial and related data may cause such issuer’s shares to experience greater market volatility.

CYBER SECURITY RELATED RISKS

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds are susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and gaining unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. In addition, because the Funds work closely with third-party service providers (e.g., the custodian), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact Fund shareholders. While the Funds have established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares in accordance with requirements under the Investment Company Act of 1940. Accordingly, no FAM Fund will:

(A)	Invest in the purchase and sale of real estate.

(B)	Invest in commodities or commodity contracts, except options, futures contracts and options on futures contracts.

(C)	Borrow money, except in an amount not to exceed 33 1/3% of the value of the Fund’s total assets.

(D)	Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.

(E)	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: The Trust may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

FAM Funds - Statement of Additional Information

(F)	Make loans to others, except that each Fund may lend portfolio securities so long as no such loan is made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. For these purposes the purchase of publicly distributed indebtedness is excluded and not considered making a loan.

(G)	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, by SEC exemptive order, or by the Commission.

(H)	Invest more than 25% of its assets valued at the time of purchase in any one industry or similar groups of industries, except U.S. government securities.

FAM Value Fund and FAM Equity Income Fund will not:

(A) Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of pur- chase. This restriction shall not be applicable for investments in U.S. government or agency securities.

HISTORY AND BACKGROUND OF INVESTMENT ADVISOR

The investment advisor to the Funds is Fenimore Asset Management, Inc. The company is a New York corporation registered under the Investment Advisers Act of 1940 with the Securities and Exchange Commission. Fenimore is majority owned by Mr. Thomas O. Putnam, its principal officer, who is also the principal officer and a Trustee of the Funds. Fenimore was incorporated November 20, 1974, and has been continuously offering investment advisory services since the date of its formation under the direction and control of Mr. Putnam. The principal activity of Fenimore since 1974 has been to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and Keogh retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental

U.S. Mr. Putnam has been employed or active as an investment advisor since 1974, managing investment accounts for clients. He has held responsibilities as President and Director of Fenimore’s investment management and research activities. Mr. Putnam completed his undergraduate studies at the University of Rochester, Rochester, NY, from which he earned a Bachelor of Arts Degree in Economics in 1966. He completed graduate work at Tulane University, New Orleans, Louisiana, from which he received an MBA in 1968. John Fox, CFA, co-manager of FAM Value Fund, is employed by Fenimore as Chief Investment Officer. He has been actively involved in investment and portfolio management and research activities since 1996. Andrew P. Wilson, CFA, co-manager of the FAM Value Fund, is employed by Fenimore as an Investment Research Analyst. He has been actively involved in investment and portfolio management and research activities since 1996. Paul C. Hogan, CFA, co-manager of FAM Equity-Income Fund, is also employed by Fenimore as an Investment Research Analyst. He has been actively involved in investment research activities since 1991. Andrew F. Boord, co-manager of the FAM Small Cap Fund, is employed by Fenimore as an Investment Research Analyst. He has been actively involved in investment and portfolio management and research activities since 1995. Fenimore employs a staff of experienced investment professionals to manage assets for other corporate and individual clients. Since 1974, Fenimore, under the control and supervision of Mr. Putnam, has utilized a value investment approach for each client and/or each account. In the opinion of Fenimore, the objectives of FAM Funds can only be met if companies can be purchased at a significant discount from what Fenimore views as their true business worth. In this regard a company is researched almost as if the entire company could be purchased at current stock market prices. Although it will never be the intention of FAM to purchase controlling interests in any such company, it is Fenimore’s belief that this fundamental valuation approach removes emotionality from the investment decision-making process and minimizes the long term risk of the investment. Fundamental to this approach is the seeking of securities of companies that have: (1) demonstrated records of above-average growth of sales and earnings over the past 5 to 10 year span and are selling at a price which Fenimore believes is at a discount from the true business worth of the company; (2) become severely depressed in the market because of adverse publicity and are,

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FAM Funds - Statement of Additional Information

thus, selling at a deep discount to the perceived future potential value of the company; and (3) the capability of achieving accelerated growth of earnings and the current price understates this potential. Future values may be 100% or more of the current price of the stock and recognition of these values may take two to five years or longer to be realized in the stock market.

Fenimore will not invest assets of any other managed account in shares of the Funds except as directed in writing by a person unaffiliated to the Funds or to Fenimore, having authority to make such direction.

INVESTMENT ADVISORY SERVICES

Fenimore, as investment advisor to the Funds, renders such services under contract that provides for pay- ment to Fenimore of a fee, calculated daily and paid monthly at the rate of 0.90% per annum of each Funds’ average daily net assets. Prior to January 1, 2016, this fee was at the rate of 1.00% per annum of each Funds’ average daily net assets. This contract is subject to approval annually by the Funds’ Board of Trust- ees and is terminable upon 30 days written notice, one party to the other.

With respect to FAM Value Fund, the total investment advisory fees paid by FAM Value Fund to Fenimore during each of the last three fiscal years (before and after waivers) is as follows:

FISCAL YEAR ENDED DECEMBER 31, 2016	FISCAL YEAR ENDED DECEMBER 31, 2015	FISCAL YEAR ENDED DECEMBER 31, 2014
$9,051,746 (before waivers)	$10,022,276 (no waivers)	$9,352,685 (no waivers)
$8,913,924 (after waivers of $137,822)

With respect to FAM Equity-Income Fund, the total investment advisory fees paid by FAM Equity-Income Fund to Fenimore during each of the last three fiscal years (before and after waives) is as follows:

FISCAL YEAR ENDED DECEMBER 31, 2016	FISCAL YEAR ENDED DECEMBER 31, 2015	FISCAL YEAR ENDED DECEMBER 31, 2014
$1,533,273 (before waivers)	$1,531,012 (no waivers)	$1,521,983 (no waivers)
$1,529,124 (after waivers of $4,149)

With respect to FAM Small Cap Fund, the total investment advisory fees paid by FAM Small Cap Fund to Fenimore during the last three fiscal years (before and after waivers) is as follows:

FISCAL YEAR ENDED DECEMBER 31, 2016	FISCAL YEAR ENDED DECEMBER 31, 2015	FISCAL YEAR ENDED DECEMBER 31, 2014
$1,057,424 (before waivers)	$784,447 (no waivers)	$560,615 (no waivers)
$1,015,144 (after waivers of $42,280)

Each Fund is responsible for the costs of its own operation which include the fees of independent accoun- tants, chief compliance officer, brokerage fees, routine administrative expenses, fund accounting expenses and shareholder administrative services expenses. Expenses of “Interested Trustees” shall always remain the responsibility of the investment advisor. All employees of the Advisor who perform duties for the Funds shall remain employees of the Advisor, who shall bear all employment costs of such staff. If Fenimore ceases to operate for any reason or assigns the contract, such contract is automatically terminated.

FAM Funds - Statement of Additional Information

BUSINESS MANAGEMENT SERVICES

Effective as of January 1, 2016, Fenimore also provides certain business management services to the Funds, including the monitoring of the Funds’ relationships with “non-affiliated” third-party service providers and assisting with necessary and appropriate services to the Board of Trustees of the Trust. For these services, Fenimore is entitled to receive a fee from each Fund at a rate of 0.03% of the Fund’s average daily net as- sets. Prior to January 1, 2016, these services were provided by an affiliate of the Advisor. For the fiscal year ended December 31, 2016, the Funds paid Fenimore the following business management fees:

FAM Value Fund	FAM Equity-Income Fund	FAM Small Cap Fund
$301,724	$51,109	$35,247

SHAREHOLDER ADMINISTRATIVE SERVICES

Effective as of January 1, 2016, the Funds adopted a Shareholder Administrative Services Plan for Investor Shares (the “Shareholder Services Plan”) under which the Investor Shares of each Fund may pay share- holder administrative servicing fees to the Advisor and to financial institutions which may include banks, broker-dealers, trust companies and other similar types of financial intermediaries (collectively, “Service Organizations”), for providing, or arranging for the provision of, certain types of shareholder administra- tive services to Investor Class shareholders serviced by the Advisor, affiliates of the Advisor or the Service Organization. Such services may include, but are not limited to: (i) assisting the Funds in providing or arranging for the provision of shareholder servicing or sub-transfer agency services to Investor Class share- holders of each of the Funds and assisting in establishing and maintaining shareholder accounts and records for Investor Class shareholders; (ii) aggregating and processing purchase and redemption orders for Investor Class shareholders; (iii) providing Investor Class shareholders with statements showing their positions in the Funds; (iv) processing dividend payments for Investor Class shareholders; (v) providing or arranging for the provision of sub-accounting services in connection with Investor Class Shares of the Funds; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to Investor Class shareholders of the Funds; (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Investor Class Shares of the Funds; (viii) answering inquiries from Inves- tor Class shareholders of a general nature regarding the Funds; (ix) assisting Investor Class shareholders in changing account options, account designations, and account addresses; (x) crediting distributions from the Funds to Investor Class shareholder accounts; and (xi) providing such other non-distribution related share- holder administrative services as may be reasonably requested and which are deemed necessary and ben- eficial to Investor Class shareholders of the Funds. Pursuant to the Shareholder Services Plan, the Investor Shares of the Funds may pay shareholder administrative servicing fees of up to 0.25% of the average daily net assets of the Investor Shares of each respective Fund.

For the fiscal year ended December 31, 2016, the Investor Shares of the Funds paid the following sharehold- er administrative servicing fees pursuant to the Shareholder Services Plan:

FAM Value Fund	FAM Equity-Income Fund	FAM Small Cap Fund
$866,804	$148,853	$57,100

FAM Funds - Statement of Additional Information

SHAREHOLDER SERVICES AGENT AND FUND ACCOUNTING AGENT

FAM Shareholder Services, Inc. (“FSS”), 384 North Grand Street, Cobleskill, New York 12043, an affiliate of the Advisor, serves as shareholder services agent and fund accounting agent for the Funds. In its capacity as shareholder services agent, FSS is entitled to receive a fee, on an annual basis, of 0.11% of the average daily net assets of each Fund’s Investor Shares. For the fiscal year ended December 31, 2016, the Investor Shares of the Funds paid FSS the following shareholder account services fees:

FAM Value Fund	FAM Equity-Income Fund	FAM Small Cap Fund
$526,203	$79,595	$100,257

In its capacity as fund accounting agent, FSS is entitled to receive a fee, on an annual basis, of 0.07% of the average daily net assets of each Fund’s Investor Shares. For the fiscal year ended December 31, 2016, the Investor Shares of the Funds paid FSS the following fund accounting agent fees:

FAM Value Fund	FAM Equity-Income Fund	FAM Small Cap Fund
$704,026	$119,255	$64,914

EXPENSE LIMITATION ARRANGEMENTS

Effective as of January 1, 2016, pursuant to an Expense Limitation Agreement entered into between Feni- more and the Trust, on behalf of each Fund, Fenimore contractually agreed, until May 1, 2017, to waive fees and/or reimburse each of the Funds certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses of the Investor Shares of the Funds, as follows: 1.18% for FAM Value Fund, 1.26% for FAM Equity-Income Fund and 1.42% for FAM Small Cap Fund. Each Fund agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the Net Fund Operating Expenses for Investor Shares of the Fund to exceed the applicable limit and the repayment is made within three years after the year in which the Advisor incurred the expense. This Expense Limitation Agreement may only be amended or terminated by the Board of Trustees. Effective as of January 1, 2017, Fenimore and the Trust, on behalf of each Fund, contractually agreed to continue the effectiveness of the terms and conditions of the Expense Limitation Agreement until May 1, 2018.

For the year ended December 31, 2016, pursuant to the terms of the Expense Limitation Agreement, the Advisor waived fees for each of the Funds as follows: for FAM Value Fund, the Advisor waived $137,822; for FAM Equity-Income Fund the Advisor waived $4,149 and for FAM Small Cap Fund the Advisor waived

$42,280. As of December 31, 2016, the cumulative amounts of previously waived fees that the Advisor may recoup from the Funds is shown below, along with the expiration date of such recoupment:

Fund	May 1,
	2018	2019	2020
FAM Value Fund	—	—	$137,822
FAM Equity-Income Fund	—	—	$ 4,149
FAM Small Cap Fund	—	—	$ 42,280

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FAM Funds - Statement of Additional Information

Thomas O. Putnam and Paul C. Hogan are co-managers of the FAM Equity-Income Fund. Thomas O. Putnam, John D. Fox and Andrew P. Wilson are co-managers of the FAM Value Fund. Thomas O. Putnam and Andrew F. Boord are co-managers of the FAM Small Cap Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2016:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
Thomas O. Putnam	None	$0	1	$36.7	0	$0	$36.7
Paul C. Hogan	None	$0	1	$36.7	0	$0	$36.7
John D. Fox	None	$0	1	$36.7	1	$.8	$37.5
Andrew F. Boord	None	$0	1	$36.7	0	$0	$36.7
Andrew P. Wilson	None	$0	1	$36.7	0	$0	$36.7

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective man- ager. Therefore, some accounts and assets have been counted twice.

As indicated in the table above, portfolio managers at the Adviser may manage accounts for multiple clients. While the managers do not manage other registered investment companies, they do manage separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. The Adviser seeks to man- age competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

Because a portfolio manager’s compensation may be affected by revenues earned by the Adviser, the incentives associated with any given account may be higher or lower than those associated with other accounts.

In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. The Adviser may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

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FAM Funds - Statement of Additional Information

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The Adviser monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with the Adviser’s Code of Ethics.

The compensation of the portfolio managers varies with the general success of the Adviser as a firm. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the portfolio manager for the given time period. The portfolio managers’ compensation is not linked to any specific factors, such as a Fund’s performance or asset level.

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they man- age as of December 31, 2016 is as follows:

Dollar Range of Equity Securities Beneficially Owned

Portfolio Manager	FAM Equity-Income Fund	FAM Value Fund	FAM Small Cap Fund
Thomas O. Putnam	Over $1,000,000	Over $1,000,000	Over $1,000,000
Paul C. Hogan	Over $1,000,000	Over $1,000,000	$100,001 - $500,000
John D. Fox	$500,001 - $1,000,000	Over $1,000,000	$100,001 - $500,000
Andrew F. Boord	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Andrew P. Wilson	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000

BOARD OF TRUSTEES AND OFFICERS

Overall responsibility for management of the Funds rests with the Board of Trustees, which is elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to actively supervise the day-to-day operations of the Funds. The Trustees and officers serve for an indefinite period of time. During the fiscal year ended December 31, 2016, the Board met five times.

Board Leadership Structure. Mr. John McCormack, who is an Independent Trustee, serves as the Chairman of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board, management and legal counsel to the Funds. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. The Board has designated a number of standing committees, as further discussed below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Trustee Qualifications. There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

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FAM Funds - Statement of Additional Information

Fred “Chico” Lager – As the former President and Chief Executive Officer of a publicly traded company, Mr. Lager has extensive experience and background in corporate and financial matters and has been designated as one of the four financial experts on the Trust’s Audit Committee. He also has experience as a director of several public and privately held companies. In addition, Mr. Lager also has had long-standing service as a member of the Board of Trustees.

John McCormack – As a former executive with a large financial services, retirement planning and insurance organization for which he oversaw the development and operation of a family of mutual funds, Mr. McCormack has extensive experience and background with the management and operation of mutual funds and their service providers. In addition, he also has had long-standing service as a member of the Board of Trustees.

Barbara Weidlich – As the former president of the National Investment Company Service Association (“NICSA”), the trade association serving the operations sector of the mutual fund industry, and a former executive with a fund services company, Ms. Weidlich has extensive experience and background dealing with the management and operation of investment companies and their service providers. In addition, she also has had long-standing service as a member of the Board of Trustees.

Kevin J. McCoy – As a certified public accountant with over 35 years of experience in the industry, Mr. McCoy has extensive experience and background in the auditing of operating companies and in business and financial matters. Mr. McCoy has also been designated as one of the four financial experts on the Trust’s Audit Committee, of which he is the Chairman. In addition, he also has had long-standing service as a member of the Board of Trustees.

Paul Keller - As a certified public accountant and former PricewaterhouseCoopers LLP assurance partner with over 30 years of experience in the mutual fund industry, Mr. Keller has extensive experience as an auditor and business advisor to mutual funds and related service companies, as well as, other financial services companies. Mr. Keller has also been designated as one of the four financial experts on the Trust’s Audit Committee.

He also has experience as a director of other SEC-registered mutual funds. In addition, he also has had long-standing service as a member of the Board of Trustees.

Donald J. Boteler - As former executive with the Investment Company Institute, the trade association for the investment company industry, Mr. Boteler has extensive experience and background in operations, accounting, compliance, and continuing education while working with investment companies. Mr. Boteler has also been designated as one of the four financial experts on the Trust’s Audit Committee. He also has experience as a director of other SEC-registered mutual funds. In addition, he also has had long-standing service as a member of the Board of Trustees.

Thomas O. Putnam – Through his positions as founder, director, Chairman and portfolio manager with Fenimore Asset Management, Inc., the investment adviser to the Funds, Mr. Putnam has extensive experience and background in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. He also has had long-standing service as a Trustee of the Board.

FAM Funds - Statement of Additional Information

The names of Trustees and officers of the Funds, and their respective duties and affiliations are as follows:

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen By Trustee	Other Director- ships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES**
Fred “Chico” Lager 384 North Grand St. Cobleskill, NY 12043 Age: 62	Trustee since 1996	Business Consultant; Retired President & CEO of Ben & Jerry’s Homemade, Inc.	3	None
John McCormack 384 North Grand St. Cobleskill, NY 12043 Age: 72	Trustee since 2004	Retired Group President, TIAA-Cref Enterprises	3	None
Barbara Weidlich 384 North Grand St. Cobleskill, NY 12043 Age: 73	Trustee since 2004	Retired President, National In- vestment Company Service Association; Managing Director- DEXIA BIL Fund Services, Dublin, Ireland	3	None
Kevin J. McCoy, CPA 384 North Grand St Cobleskill, NY 12043 Age: 64	Trustee since March 2007	Principal, Marvin and Company, P.C., certified public accounting firm	3	None
Paul Keller, CPA 384 North Grand St Cobleskill, NY 12043 Age: 62	Trustee since August 2010	Business Consultant; Retired Partner, PricewaterhouseCoopers, LLP Investment Mangement Services Group	3	Pacific Select Funds and the Pacific Funds
Donald J. Boteler 384 North Grand St Cobleskill, NY 12043 Age: 69	Trustee since August 2012	Retired Vice President of Operations & Continuing Education, Investment Company Institute	3	Parnasus Funds and Parnasus In- come Funds

FAM Funds - Statement of Additional Information

INTERESTED TRUSTEE & OFFICERS	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
Thomas O. Putnam*** 384 North Grand St. Cobleskill, NY 12043 Age: 72	President Since 1986; Chairman from 1986- November 2004	Chairman, Fenimore Asset Management, Inc.	3	None
OFFICERS
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 Age: 33	Secretary and Treasurer since May 2016	May 2016 to Present, Trea- surer, Fenimore Asset Man- agement Trust. February 2016 to Present, Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016, Senior Man- ager - Ernst & Young, LLP; Manager Ernst & Young, LLP.	N/A	N/A
Charles Richter, Esq. 384 North Grand St. Cobleskill, NY 12043 Age: 60	Chief Compli- ance Officer and Anti-Money Laundering Compliance Officer since 2005	March 2005 to Present, Chief Compliance Officer, Fenimore Asset Manage- ment Trust. November 2004 to Present, Chief Compli- ance Officer, Fenimore Asset Management, Inc., Fenimore Securities, Inc.	N/A	N/A

†	Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.

*	“Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund.

** The “Independent Trustees” are those Trustees that are not considered “interested persons” of the

Trust, as that term is defined in the 1940 Act.

***	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment adviser, is considered an “interested person” of the Trust.

The Trustees have established an Audit Committee, a Nominating and Corporate Governance Committee, and a Valuation Committee. The Audit Committee, which is composed of at least three of the Trust’s Independent Trustees, is composed of Messrs. Boteler, Keller, Lager, McCormack, McCoy and Ms. Weidlich. The Audit Committee: (i) selects the Trust’s independent registered public accounting firm and recommends to the Board of Trustees the selection; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent registered public accounting firm; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures. For the year ended December 31, 2016, the Audit Committee met twice.

FAM Funds - Statement of Additional Information

The Nominating and Corporate Governance Committee is composed of the Independent Trustees, Messrs. Boteler, Keller, Lager, McCormack, McCoy and Ms. Weidlich. The Nominating and Corporate Governance Committee: (i) recommends nominees to the full Board for election to the Board of Trustees; (ii) evaluates each candidate’s qualifications for Board membership and his or her independence from the Trust’s investment manager and other principal service providers; (iii) periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust’s policies and procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The Committee does not have a stated policy of considering nominees recommended by the Trust’s shareholders. For the fiscal year ended December 31, 2016, the Committee did not convene any meetings.

The Valuation Committee is composed of the Independent Trustees, Messrs. Boteler, Keller, Lager, McCormack, McCoy and Ms. Weidlich. The purpose of the Valuation Committee is to oversee the implementation of the Trust’s valuation procedures and to make fair value determinations on behalf of the Board as specified in the Trust’s valuation procedures. The Valuation Committee meets on an as-needed basis to consider valuation matters submitted for their review. For the fiscal year ended December 31, 2016, the Committee did not convene any meetings.

For the fiscal year ended December 31, 2016, the dollar range of equity securities owned by each Trustee in each Fund and the Fund Complex is as follows:

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Fred “Chico” Lager	FAM Value Fund FAM Equity-Income Fund FAM Small Cap Fund	Over $100,000 Over $100,000 $50,001 - 100,000	Over $100,000
John J. McCormack	FAM Value Fund FAM Equity-Income Fund FAM Small Cap Fund	Over $100,000 Over $100,000 $10,001 - 50,000	Over $100,000
Barbara V. Weidlich	FAM Value Fund FAM Equity-Income Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000
Kevin J. McCoy	FAM Value Fund FAM Equity-Income Fund FAM Small Cap Fund	Over $100,000 Over $100,000 $50,001 - 100,000	Over $100,000
Paul Keller	FAM Value Fund FAM Equity-Income Fund FAM Small Cap Fund	$50,001 - 100,000 $10,001 - 50,000 $50,001 - 100,000	Over $100,000
Donald J. Boteler	FAM Value Fund FAM Equity-Income Fund FAM Small Cap Fund	Over $100,000 $50,001 - 100,000 $50,001 - 100,000	Over $100,000

FAM Funds - Statement of Additional Information

INTERESTED TRUSTEE
Thomas O. Putnam	FAM Value Fund FAM Equity-Income Fund FAM Small Cap Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000

Except for Thomas O. Putnam, the Officers and Trustees of the Funds own less than 1% of each Fund’s shares outstanding. Mr. Putnam owns beneficially 3.53% of FAM Value Fund (all of which consists of Investor Shares), 16.19% of FAM Equity-Income Fund (all of which consists of Investor Shares) and 21.24% of the Institutional Shares of FAM Small Cap Fund.

Trustees of the Funds not employed by Fenimore receive from the Funds a fee of $1,250 for each Board of Trustees meeting, $12,000 annual retainer, $500 for each committee meeting, an additional fee of $1,250 for attending offsite Board of Trustee meetings, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Independent Chairman is entitled to receive up to an additional $10,000 annual retainer. The Chairman of the Audit Committee receives an additional $1,500 annual retainer. The $12,000 annual retainer is distributed exclusively in shares of the Funds. Trustees who are employees of Fenimore do not receive compensation from the Funds.

For the fiscal year ended December 31, 2016, the Trustees received the following compensation from the Funds and from certain other investment companies (if applicable) that have the same investment advisor as the Funds or an investment advisor that is an affiliated person of the Funds’ investment advisor:

Name of Trustee	Aggregate Compensation from the Funds Accrued as Part of Fund Expenses	Pension or Retirement Benefits	Est. Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees
Thomas O. Putnam	$0	$0	$0	$0
Donald J. Boteler	$19,750	$0	$0	$19,750
Paul Keller	$19,750	$0	$0	$19,750
Fred “Chico” Lager	$19,750	$0	$0	$19,750
John J. McCormack	$24,750	$0	$0	$24,750
Kevin J. McCoy	$21,250	$0	$0	$21,250
Barbara V. Weidlich	$19,750	$0	$0	$19,750

Board Oversight of Risk Management. The Funds are subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Adviser and other service providers who carry out the Funds’ investment management and business affairs. The Adviser and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and from legal counsel. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures and applicable regulatory

FAM Funds - Statement of Additional Information

requirements. The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

PROXY VOTING

The Trust has delegated the proxy voting decisions on securities held in the Trust’s portfolios to Fenimore in its capacity as investment advisor. Fenimore has adopted Proxy Voting Policies and procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of the Trust’s shareholders, as determined by the investment advisor in good faith, subject to any restrictions or directions of the Trust. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisors Act of 1940, as well as the investment advisor’s fiduciary duties under federal and state law to act in the best interest of its clients. The Board of Trustees of the Trust has approved the Proxy Voting Polices.

For routine proposals (such as those which do not change the structures, bylaws or operations of a company), Fenimore will generally vote in the manner recommended by management. Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case by case basis. An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted. With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the “Proxy Voting Committee”) as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

If Fenimore determines that voting a particular proxy would create material conflict of interests between its interests or the interests of any affiliated parties and the interests of the Trust, Fenimore will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and obtain the consent of the committee before voting the proxy (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Board of Trustees.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve- month period ended June 30th is filed with the SEC on Form N-PX. This proxy voting information for the Funds as presented on Form N-PX is available: (1) without charge, upon request by calling the Funds at 800-932-3271; (2) on the Funds’ website at http://www.famfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

FAM Funds - Statement of Additional Information

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

As of April 7, 2017, the following entities owned beneficially or of record, for their own account or the accounts of their customers, more than 5% of the outstanding Investor Shares of the Funds, as indicated:

NAME OF FUND CLASS OF SHARES	NAME AND ADDRESS OF BENEFICIAL OWNER*	PERCENT OF CLASS
FAM Value Fund Investor Shares	Charles Schwab & Co., Inc. FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104	10.14%
	National Financial Services Corp. 200 Liberty Street 5th Flr New York, NY 10281	9.28%

FAM Equity-Income Fund Investor Shares	Charles Schwab & Co., Inc. FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104	9.96%
	Thomas & Patricia Putnam c/o Fenimore Asset Management 384 N Grand St/PO Box 310 Cobleskill, NY 12043	9.04%
	Fenimore Asset Management 384 N Grand St/PO Box 310 Cobleskill, NY 12043	7.16%
	National Financial Services Corp. 200 Liberty Street 5th Flr New York, NY 10281	6.86%

FAM Small Cap Fund Investor Shares	Charles Schwab & Co., Inc. FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104	23.96%
	National Financial Services Corp. 200 Liberty Street 5th Flr New York, NY 10281	11.64%

*A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

FAM Funds - Statement of Additional Information

PRINCIPAL UNDERWRITER

Fenimore Securities, Inc. (the “Distributor”) serves as distributor of the shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to Fund shares. The Distributor is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc., the investment adviser to the Funds. Thomas O. Putnam is the majority shareholder of Fenimore Asset Management, Inc. and the sole shareholder of Fenimore Securities, Inc.

OTHER SERVICE PROVIDERS

CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the

Funds.

TRANSFER AGENT. The Trust is registered as a transfer agent with the U.S. Securities and Exchange

Commission and acts as transfer agent for its own shares of beneficial interest.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. BBD LLP, 1835 Market Street 26th

Floor, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm.

FUND COUNSEL. Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the

Trust.

INFORMATION ABOUT THE TRUST

The Trust, which is organized as a Massachusetts business trust, was established on June 18, 1986. The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Trust and to divide the interests in the Trust into one or more series and classes of shares. The Trust currently consists of the three series of shares, and each series of shares consists of two separate classes of shares: Investor Shares and Institutional Shares. The shares of each class of a Fund represent an interest in the same portfolio of investments of the individual Fund. With respect to voting of shares, on certain issues, such as the election of Trustees of the Trust, all shares of the Trust vote together. Shareholders of a Fund will vote separately on matters that pertain solely to that Fund, such as voting on a proposed change to a fundamental investment limitation that applies to a particular Fund. Likewise, shareholders of a separate class of shares will vote separately on matters that pertain solely to that particular share class. The Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

BROKERAGE ALLOCATIONS

It is Fenimore’s policy to allocate brokerage business to the best advantage and benefit of a Fund’s shareholders. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit Fenimore from allocating transactions to firms whose brokerage charges may include the cost of providing investment advisory or research or other legally permitted services which Fenimore deems to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for Fenimore and Fund shareholders, all factors considered. For the fiscal years ending December 31, 2016, 2015,

17

FAM Funds - Statement of Additional Information

and 2014, respectively, aggregate commissions paid totaled $136,675, $127,924, and $139,819 for FAM Value Fund. With respect to FAM Equity-Income, for the fiscal years ending December 31, 2016, 2015, and 2014, respectively, the aggregate commissions paid totaled $87,408, $61,915, and $50,396. With respect to FAM Small Cap Fund for the fiscal years ended December 31, 2016, 2015 and 2014, aggregate commissions paid totaled $89,931, $138,474, and $53,144. No commissions were paid by any Fund to any affiliated par- ties.

NET ASSET VALUE CALCULATION

The net asset value per share is computed by dividing the aggregate market value of a Fund’s assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock Exchange (“NYSE”), which currently is 4:00 p.m. (New York City time), on each day the New York Stock Exchange is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays, which are listed as New Years Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities may be valued on the basis of prices determined by procedures established by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Money market instruments are valued at amortized cost which approximates market value unless the Board of Trustees determines that such is not a fair value.

The sale of shares of the Funds will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

PERFORMANCE INFORMATION

The Funds may, from time to time, include their total return in advertisements or reports to Shareholders or prospective investors.

Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund) calculated pursuant to the following formula:

P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return,

n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

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FAM Funds - Statement of Additional Information

Quotations of average annual total return after taxes on distributions for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over peri- ods of one, five and ten years (up to the life of the Fund) calculated pursuant to the following formula:

P(1 + T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ATDV = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

Quotations of average annual total return after taxes on distributions and redemptions for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the fund) calculated pursuant to the following formula:

P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n= the number of years, and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Quotations of yield for a Fund will be computed by dividing the net investment income per share earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b+1)6-1]

--

cd

Where: a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.

d = maximum offering price per Share on the last day of the period.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Russell Midcap Index, Russell 2000 Index, the Standard & Poor’s 500 Stock Index, the Dow Jones Indus- trial Average, or other unmanaged indices so that investors may compare Fund results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

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FAM Funds - Statement of Additional Information

Performance information for the Funds reflect only the performance of a hypothetical investment in the Funds during the particular time period on which the calculation is based. Performance information should be considered in light of each Fund’s investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS

The Financial Statements of each of the Funds for the fiscal year ended December 31, 2016 are included in the 2016 Annual Report to Shareholders and are incorporated by reference into this Statement of Additional Information. Copies of the Financial Statements may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this Statement of Additional Informa- tion.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as state, local and foreign tax consequences.

TAX STATUS OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income from certain “qualified publicly traded partnerships,” and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed to its shareholders. Each Fund intends to distribute substantially all of such income.

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FAM Funds - Statement of Additional Information

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute in respect of each calendar year an amount generally at least equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that calendar year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

FUND INVESTMENTS

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the regulated investment company income and excise tax distribution requirements.

Some debt securities may be acquired by a Fund at a discount that exceeds the original issue discount, if any, on such debt securities; this additional discount represents market discount for federal income tax purposes. If a Fund acquires a debt security with market discount, the Fund may be required to include a portion of such market discount as ordinary income in each taxable year in which the Fund owns an interest in the debt security and receives a principal payment on it. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary income (not capital gain) to the extent of the “accrued market discount.”

DISTRIBUTIONS

Distributions of investment company taxable income generally are taxable as dividends to a shareholder, whether paid in cash or reinvested in Fund shares. Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in the Fund’s shares, and any such amount in excess of that basis will be treated as gain from the sale or exchange of such Fund’s shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to certain limitations, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The maximum tax rate for individual taxpayers applicable to long-term capital gains and income from certain qualifying dividends on certain corporate stock is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. These rate reductions do not apply to corporate shareholders.

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FAM Funds - Statement of Additional Information

Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period for the Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rates.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long- term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

A 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

REDEMPTIONS

Upon a redemption or sale of Fund shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

FOREIGN SHAREHOLDERS

United States taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “foreign shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If the income is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, then distributions, other than distributions of capital gains, will generally be subject to U.S. withholding tax of 30% (or lower treaty rate, if applicable), and possible backup withholding at the rate of 28% unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized U.S. nonresident withholding certificate is on file. If the income is effectively connected, then the foreign shareholder will generally be taxed in the same manner as a U.S. resident. Foreign corporate shareholders who have effectively connected income also may in the same manner be subject to a branch profits tax. Foreign shareholders may also be subject to U.S. federal estate tax on the value of their shares.

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FAM Funds - Statement of Additional Information

 Each Fund is currently required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and effective January 1, 2019 redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply or to be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds in order to enable the Funds to determine whether withholding is required. Foreign shareholders should consult their tax advisers for information on the application of these rules to their particular situations.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of each Fund’s portfolio securities. On a quarterly basis, the Funds disclose on the Trust’s website, www.famfunds.com, each Fund’s entire portfolio holdings, including a description of each security and the percentage such security represents of the Fund’s net asset value as of that date and certain additional information regarding their portfolios (e.g., top-10 holdings, asset allocation, sector breakdown). The information will generally be available no earlier than the 10th business day following the quarter-end and shall remain on the website until the next quarter’s information is made publicly available. A complete list of the Funds’ portfolio holdings is also publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (such as the Funds’ custodian, fund accountants, investment adviser, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, as provided in the previous paragraph, and (2) to third-party vendors, currently consisting of Morningstar Investment Services, Inc. and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds’ shareholders and the Funds’ Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board of Trustees.